Exhibit 10.1

SIXTH AMENDMENT AND RESTATEMENT AGREEMENT, dated as of June 26, 2013 (this “Amendment”), to the FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated on September 30, 2011, as further amended and restated on December 11, 2012 (as heretofore amended, the “Existing Credit Agreement”), among TRAVELPORT LLC, a Delaware limited liability company (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), UBS AG, STAMFORD BRANCH, as Administrative Agent (in such capacity, the “Existing Administrative Agent”), Collateral Agent and L/C Issuer (in such capacity, the “Existing L/C Issuer”), UBS LOAN FINANCE LLC, as Swing Line Lender, the Lenders from time to time party thereto (the “Existing Lenders”), CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent, and the other parties thereto.

A. The Borrower has requested that, on the Sixth Amendment and Restatement Effective Date (as defined below), (a) the persons set forth on Schedule A hereto under the caption “Refinancing Revolving Credit Lenders” (the “Refinancing Revolving Credit Lenders”) provide new Revolving Credit Commitments (as defined in the Restated Credit Agreement (as defined below)) to the Borrower in an aggregate principal amount equal to $120,000,000 (the “Refinancing Revolving Credit Commitments”; the loans made thereunder being referred to herein as the “Refinancing Revolving Credit Loans”), with respect to which the Existing Administrative Agent shall continue to serve as administrative agent (in such capacity, the “Revolving Administrative Agent”), (b) the persons set forth on Schedule A hereto under the caption “Refinancing Term Lenders” (the “Refinancing Term Lenders” and, together with the Refinancing Revolving Credit Lenders, the “Refinancing Lenders”) make new Term Loans (as defined in the Restated Credit Agreement) to the Borrower in an aggregate principal amount equal to $1,553,800,000 (the “Refinancing Term Loans”; the commitments to make such term loans being referred to herein as the “Refinancing Term Commitments”), with respect to which Credit Suisse AG shall serve as administrative agent (in such capacity, the “Term Administrative Agent” and, together with the Revolving Administrative Agent, the “New Administrative Agents”) and (c) Credit Suisse AG become the L/C Issuer (in such capacity, the “New L/C Issuer”) and provide cash collateralized Letters of Credit (the “New Letters of Credit”).

B. The Refinancing Revolving Credit Lenders are willing to provide the Refinancing Revolving Credit Commitments and the Refinancing Term Lenders are willing to make the Refinancing Term Loans to the Borrower on the Sixth Amendment and Restatement Effective Date and, in connection therewith, UBS AG, Stamford Branch, and Credit Suisse AG are willing to serve as the Revolving Administrative Agent and the Term Administrative Agent, respectively, and the New L/C Issuer is willing to become the L/C Issuer (as defined in the Restated Credit Agreement), in each case on the terms and subject to the conditions set forth herein and in the Restated Credit Agreement.

C. Substantially simultaneously with the effectiveness of this Amendment and upon the terms and subject to the conditions set forth herein and in Article IV of the Restated Credit Agreement, the Borrower intends to (a) use the net cash proceeds of the Refinancing Term Loans to (i) repay in full (A) all Tranche B Dollar Term Loans (as defined in the Existing Credit Agreement) outstanding on the Sixth Amendment and Restatement Effective Date, (B) all Euro Term Loans (as defined in the Existing Credit Agreement) outstanding on the Sixth Amendment and Restatement Effective Date, (C) all Tranche S Term Loans (as defined in the Existing Credit Agreement) outstanding on the Sixth Amendment and Restatement Effective Date and (D) all Revolving Credit Loans (as defined in the Existing Credit Agreement) outstanding on the Sixth Amendment and Restatement Effective Date (the loans referred to in the foregoing clauses (A) through (D), the “Pay-Out Obligations”) and (ii) pay fees and expenses incurred in connection with the foregoing, and (b) terminate in whole all Revolving Credit Commitments and Synthetic L/C Commitments, in each case outstanding on the Sixth Amendment and Restatement Effective Date immediately prior to giving effect to this Amendment (such repayments, payments and terminations, the “Pay-Out and Termination”);

D. Substantially simultaneously with the effectiveness of the Pay-Out and Termination and upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement, the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, the Existing Administrative Agent, the Collateral Agent, the Existing L/C Issuer, the Swing Line Lender and the Lenders under the Existing Credit Agreement party hereto constituting the Required Lenders (the “Existing Required Lenders”) desire to amend and restate the Existing Credit Agreement in its entirety (the “Amendment and Restatement”) in the form of the Sixth Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”); and

E. It is the intention of all parties hereto that the Amendment and Restatement, the establishment of the Refinancing Revolving Credit Commitments, the establishment of the Refinancing Term Commitments and the making of Refinancing Term Loans thereunder, the Pay-Out and Termination and the other related transactions contemplated herein (collectively, the “Transactions”) occur substantially simultaneously and become fully effective as of the Sixth Amendment and Restatement Effective Date.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, the Existing Administrative Agent, the Revolving Administrative Agent, the Term Administrative

Agent, the Collateral Agent, the Existing L/C Issuer, the New L/C Issuer, the Swing Line Lender, the Amendment Arrangers (as defined below), the Existing Required Lenders and the Refinancing Lenders hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement, as the context may require. The provisions of Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. The term “Amendment Arrangers” means Credit Suisse Securities (USA) LLC, UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc. in their capacities as the joint lead arrangers and joint bookrunners for this Amendment.

SECTION 2. Refinancing Revolving Credit Loans. (a) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, all Revolving Credit Commitments in effect immediately prior to the Sixth Amendment and Restatement Effective Date (the “Existing Revolving Credit Commitments”) are hereby terminated pursuant to Section 2.06(a) of the Existing Credit Agreement.

(b) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, simultaneously with the termination of the Revolving Commitments pursuant to clause (a) above, each Refinancing Revolving Credit Lender agrees, severally and not jointly, to provide, on the Sixth Amendment and Restatement Effective Date, a Refinancing Revolving Credit Commitment to the Borrower in the aggregate principal amount set forth opposite such Refinancing Revolving Credit Lender’s name on Schedule A hereto as set forth in Section 2.01(b) of the Restated Credit Agreement.

(c) From and after the Sixth Amendment and Restatement Effective Date, unless the context shall otherwise require, each Refinancing Revolving Credit Lender shall constitute a Revolving Credit Lender and a Lender, its Refinancing Revolving Credit Commitments shall constitute Revolving Credit Commitments and Commitments, and any extension of credit made thereunder shall constitute a Revolving Credit Loan and a Loan, in each case for all purposes of the Restated Credit Agreement and the other Loan Documents.

(d) The proceeds of the Refinancing Revolving Credit Loans shall be used by the Borrower for working capital and other general corporate purposes of Holdings and its Subsidiaries, including the financing of Permitted Acquisitions.

(e) If there are any Revolving Credit Loans or Swing Line Loans outstanding immediately prior to the Sixth Amendment and Restatement Effective Date (such Loans, “Existing Revolving Loans”), such Existing Revolving Loans shall be prepaid in full by the Borrower on the Sixth Amendment and Restatement Effective Date, which prepayment shall be accompanied by accrued and unpaid interest on the Existing Revolving Loans being prepaid and any other amounts required to be paid in respect thereof. Such prepayment may be financed (subject to satisfaction of applicable borrowing conditions herein) with the proceeds of Refinancing Term Loans made on the Sixth Amendment and Restatement Effective Date by the Refinancing Term Lenders.

SECTION 3. Refinancing Term Loans. (a) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each Refinancing Term Lender agrees, severally and not jointly, to make, on the Sixth Amended and Restatement Effective Date, Refinancing Term Loans to the Borrower in the amount set forth opposite such Refinancing Term Lender’s name on Schedule A hereto as set forth in Section 2.01(a) of the Restated Credit Agreement.

(b) From and after the Sixth Amendment and Restatement Effective Date, unless the context shall otherwise require, each Refinancing Term Lender shall constitute a Term Lender and a Lender, its Refinancing Term Commitments shall constitute Term Commitments and Commitments and its Refinancing Term Loans shall constitute Term Loans and Loans, in each case for all purposes of the Restated Credit Agreement and the other Loan Documents.

(c) Unless previously terminated, the Refinancing Term Commitments shall terminate upon the making of the Refinancing Term Loans on the Sixth Amendment and Restatement Effective Date.

(d) The proceeds of the Refinancing Term Loans shall be used by the Borrower solely (i) to repay in full all Pay-Out Obligations, (ii) to pay fees and expenses incurred in connection with the transactions contemplated by this Amendment, (iii) to fund the L/C Facility Collateral Account and (iv) to the extent of any remaining proceeds, for general corporate purposes.

SECTION 4. Letters of Credit; L/C Issuer. (a) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, all Synthetic L/C Commitments in effect immediately prior to the Sixth Amendment and Restatement Effective Date (the “Existing L/C Commitments”) are hereby terminated pursuant to Section 2.06(a) of the Existing Credit Agreement.

(b) Subject to arrangements agreed between the Borrower and the Existing L/C Issuer, each Letter of Credit issued by the Existing L/C Issuer and outstanding on the Sixth Amendment and Restatement Effective Date (the “Surviving L/C Obligations”) shall remain in effect on and after the Sixth Amendment and Restatement Effective Date, in each case until its expiration pursuant to the terms set forth therein as of the Sixth Amendment and Restatement Effective Date (it being understood and agreed that the Existing L/C Issuer shall have no further obligation to issue Letters of Credit from and after the Sixth Amendment and Restatement Effective Date).

(c) Subject to arrangements agreed between the Borrower and the Existing L/C Issuer and notwithstanding anything to the contrary in Section 2.06(d) of the Existing Credit Agreement, the Existing L/C Issuer may, on or after the Sixth Amendment and Restatement Effective Date, release to the Borrower funds from the Tranche S Collateral Account to the extent the Existing L/C Issuer determines that such funds are in excess of amounts required to cash collateralize the Surviving L/C Obligations.

(d) Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, including the establishment of the L/C Facility Collateral Account, the New L/C Issuer agrees to become the L/C Issuer and issue New Letters of Credit under the Restated Credit Agreement as provided in Section 2.03 thereof.

(e) Unless the context shall otherwise require, the New L/C Issuer shall constitute the L/C Issuer and the New Letters of Credit shall constitute Letters of Credit, in each case for all purposes of the Restated Credit Agreement and the other Loan Documents.

SECTION 5. Pay-Out. (a) In connection with the foregoing and concurrently with the making of the Refinancing Term Loans on the Sixth Amendment and Restatement Effective Date, the Borrower shall cause a payment to be made to the Existing Administrative Agent (which payment may include the incurrence of certain Refinancing Term Loans) in an amount equal to the total amount set forth on Schedule B hereto (the “Pay-Out Amount”) representing all amounts owing in connection with the Pay-Out Obligations as of 9:00 a.m. (New York City time) on June 26, 2013, including any and all amounts of principal, accrued interest, fees, penalties and premiums, if any, and indemnity amounts (all as set forth in detail on Schedule B hereto) (but excluding any obligations of the Borrower set forth in Article 3 or Sections 9.07, 10.04 or 10.05 of the Existing Credit Agreement and any other expense reimbursement, contingent indemnity or other obligations which by the terms of the Existing Credit Agreement or any other Loan Document expressly survive).

(b) The Borrower hereby authorizes and directs the Existing Administrative Agent to apply the proceeds of the Refinancing Term Loans to pay the Pay-Out Obligations on the Sixth Amendment and Restatement Effective Date.

(c) The Pay-Out Amount has been calculated assuming payment on June 26, 2013 (the “Pay-Out Date”). If the Pay-Out Amount is not paid to the Existing Administrative Agent as provided above by 1:00 p.m. (New York City time) on the Pay-Out Date, the Pay-Out Amount shall be recalculated to reflect changes thereto.

(d) The Borrower and each of the other Loan Parties hereby acknowledge and agree that the obligations and liabilities of the Loan Parties under the Existing Credit Agreement and other Loan Documents shall be reinstated with full force and effect if, at any time on or after the Pay-Out Date, all or any portion of the Pay-Out Amount paid to the Existing Administrative Agent or any Existing Lender is voided or rescinded or must otherwise be returned by the Existing Administrative Agent or any such Existing Lender to the Borrower or any other Loan Party upon the Borrower’s or any other Loan Party’s insolvency, bankruptcy or reorganization or otherwise, all as though such payment had not been made; provided that each of the parties hereto hereby acknowledges and agrees that any such reinstatement shall not effect the validity of this Amendment, the Restated Credit Agreement or any other Loan Document.

SECTION 6. Amendment and Restatement. (a) Effective as of the Sixth Amendment and Restatement Effective Date the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of the Sixth Amended and Restated Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement as so amended and restated, the “Restated Credit Agreement”); provided, however, that (x) the amendment of any provision of the Existing Credit Agreement that is not permitted to be amended without the consent of each Lender and (y) the modification of any of the other terms of the Existing Credit Agreement other than those necessary (or, in the reasonable judgment of the Existing Administrative Agent and the Borrower, as appropriate) to enable the Refinancing Term Loans and the Refinancing Revolving Credit Commitments to be made, and the Payout and Termination to be consummated on the Sixth Amendment and Restatement Effective Date, in each case in accordance with this Amendment shall not become effective until (i) the Payout and Termination has been effected, (ii) this Amendment has become effective in accordance with the terms hereof, (iii) the Refinancing Term Lenders have made the Refinancing Term Loans on the Sixth Amendment and Restatement Effective Date and (iv) the Refinancing Revolving Credit Lenders have provided the Refinancing Revolving Credit Commitments on the Sixth Amendment and Restatement Effective Date.

(b) Subject to the following proviso, each schedule and exhibit referred to in the Restated Credit Agreement shall be deemed to refer to the corresponding schedule or exhibit, as applicable, set forth in the Existing Credit Agreement; provided that each schedule and exhibit set forth on Annex I hereto shall amend and restate the corresponding schedule or exhibit, as applicable, set forth in the Existing Credit Agreement.

SECTION 7. Representations and Warranties. Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower hereby represent and warrant to each other party hereto that:

(a) The execution, delivery and performance by Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, are within their respective corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of any such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Restated Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or which affects such Person or the properties of such Person or any of its Subsidiaries, or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or any of its properties is subject, or (iii) violate any material Law; except with respect to any conflict, breach, contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each of Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower, and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

(c) None of the Collateral Documents in effect on the Sixth Amendment and Restatement Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party party thereto as a result of this Amendment. Subject to execution and delivery of the post-closing documents set forth on Schedule 7A, the Guarantees created under such Collateral Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder and, in respect of Collateral Documents governed by Luxembourg law, to the extent the definition of the obligations secured thereby is modified pursuant to a Luxembourg law-governed amendment agreement between the parties to such Luxembourg law-governed Collateral Documents to reflect the modification of the Obligations hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Sixth Amendment and Restatement Effective Date. Subject to execution and delivery of the post-closing documents set forth on Schedule 7A, (i) the Liens created under such Collateral Documents will continue to secure the Obligations (as the Obligations are modified hereunder and, in respect of Collateral Documents governed by Luxembourg law, to the extent the definition of the obligations secured thereby is modified pursuant to a Luxembourg law-governed amendment agreement between the parties to such Luxembourg law-governed Collateral Documents to reflect the modification of the Obligations hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Sixth Amendment and Restatement Effective Date, and (ii) no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Collateral Document or any notice of a Lien created thereby, is required, as a result of this Amendment in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such Guarantees.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Restated Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Sixth Amendment and Restatement Effective Date (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(e) After giving effect to this Amendment and the Transactions, including the Borrowing of Refinancing Term Loans contemplated hereby, no Default has occurred and is continuing.

SECTION 8. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Sixth Amendment and Restatement Effective Date”):

(a) The Amendment Arrangers shall have executed a counterpart hereof and shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Parent, TDS Intermediate Parent, the Borrower, the Existing Administrative Agent, the Revolving Administrative Agent, the Term Administrative Agent, the Collateral Agent, the Existing L/C Issuer, the New L/C Issuer, the Swing Line Lender, the Amendment Arrangers, the Existing Required Lenders and the Refinancing Lenders (it being understood that each Lender’s delivery of an executed signature page shall be irrevocable).

(b) The Amendment Arrangers shall have received the following, each of which shall be originals, electronic copies or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) such documents and certificates as the Amendment Arrangers may reasonably request relating to the organization, existence and good standing of Holdings, Intermediate Parent, TDS Intermediate Parent, the Borrower and each other Domestic Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to such Loan Party, all in form and substance reasonably satisfactory to the Amendment Arrangers;

(ii) favorable legal opinions from (A) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Loan Parties, (B) Conyers Dill & Pearman, special Bermuda counsel to Holdings, (C) Hassans, special Gibraltar counsel to Intermediate Parent and (D) Arendt & Medernach, special Luxembourg counsel to TDS Intermediate Parent, in each case in form and substance reasonably satisfactory to the Amendment Arrangers;

(iii) a certificate from the Chief Financial Officer of the Borrower dated the Sixth Amendment and Restatement Effective Date, certifying as to the accuracy of the representations and warranties set forth in Section 7 hereof; and

(iv) evidence that all actions, recordings and filings that the Collateral Agent and the New Administrative Agents may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent and the New Administrative Agents.

(c) Each Loan Party shall have entered into a written instrument in form and substance reasonably satisfactory to the New Administrative Agents pursuant to which it confirms that it consents to this Amendment and reaffirms that the Collateral Documents to which it is party will continue to apply in respect of the Restated Credit Agreement and the Obligations of such Loan Party hereunder and thereunder.

(d) The Borrower shall have applied, concurrently with the making of the Refinancing Term Loans, the proceeds of the Refinancing Term Loans to pay, or shall have otherwise satisfied, the Pay-Off Amount.

(e) The Term Administrative Agent shall have received a Committed Loan Notice with respect to the Refinancing Term Loans setting forth the information specified in Section 2.02(a) of the Restated Credit Agreement.

(f) The Existing Administrative Agent, the New Administrative Agents and the Amendment Arrangers shall have received all fees and other amounts due and payable to them in connection with this Amendment and the Transactions and invoiced before the Sixth Amendment and Restatement Effective Date, including reimbursement or payment of all reasonable documented out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with the Amendment.

(g) The New Administrative Agents shall have received all documentation and other information with respect to each Loan Party requested by either New Administrative Agent prior to the Sixth Amendment and Restatement Effective Date and required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

SECTION 9. Effect of this Amendment; Amendment Arrangers; Certain Authorizations. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers, the L/C Issuers, the Swing Line Lender or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Sixth Amendment and Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Restated Credit Agreement and the other Loan Documents.

(c) The Existing L/C Issuer, the New L/C Issuer, the Swing Line Lender, the Amendment Arrangers and the Refinancing Lenders hereby authorize each of the Revolving Administrative Agent and the Term Administrative Agent to enter into such amendment or amendments to the Restated Credit Agreement or any other Loan

Document as shall be appropriate, in the judgment of the New Administrative Agents, to give effect to the transactions contemplated hereby (including the Loan and Commitment conversions) or to cure any ambiguity, omission, defect or inconsistency relating to effectuation of the transactions contemplated hereby.

(d) On and after the Sixth Amendment and Restatement Effective Date, the Amendment Arrangers and their respective officers, directors, employees, agents and attorneys-in-fact (collectively, the “Amendment Arranger Related Persons”) shall have the benefit of all the exculpatory, reimbursement and indemnity provisions that are set forth in the Restated Credit Agreement or any other Loan Document for the benefit of the Revolving Administrative Agent and the Term Administrative Agent, any other Agent or any other Agent-Related Person. Without limiting the foregoing, the New L/C Issuer, the Swing Line Lender and each Refinancing Lender party hereto (i) acknowledges that it has made its own analysis and decision to enter into the Restated Credit Agreement, this Amendment and the other Loan Documents, and that neither the Amendment Arrangers nor any other Amendment Arranger Related Person has made any express or implied representation or warranty, or shall be deemed to have any responsibility or duty, with respect to the completeness, sufficiency or performance thereof and (ii) by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Revolving Administrative Agent and the Term Administrative Agent or the Amendment Arrangers on the Sixth Amendment and Restatement Effective Date pursuant to the terms hereof.

(e) Effective upon the effectiveness of this Amendment and the obligations of the Refinancing Term Lenders to make Refinancing Term Loans and the obligations of the Refinancing Revolving Credit Lenders to provide Refinancing Revolving Credit Commitments, the Borrower will be deemed to have given notice of (i) the prepayment in full on the Sixth Amendment and Restatement Effective Date of the Existing Revolving Loans and any other Loans (as defined in the Existing Credit Agreement) then outstanding and (ii) the termination of the Revolving Credit Commitments and the Synthetic L/C Commitments (each as defined in the Existing Credit Agreement), in each case in accordance with this Amendment, and the Existing Required Lenders, the Existing Administrative Agent, the L/C Issuers (as defined in the Existing Credit Agreement) and the Swing Line Lender (as defined in the Existing Credit Agreement) waive any requirement for any other notice of such prepayment and termination.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TRAVELPORT LLC, as Borrower,

By	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Authorized Person

TRAVELPORT LIMITED, as Holdings,

By	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President & Assistant Secretary

WALTONVILLE LIMITED, as Intermediate Parent,

By	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Director

TDS INVESTOR (LUXEMBOURG) S.À R.L., as TDS Intermediate Parent,

By	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Manager

UBS AG, STAMFORD BRANCH, individually and as Existing Administrative Agent, Collateral Agent and Existing L/C Issuer under the Existing Credit Agreement and Revolving Administrative Agent and Collateral Agent under the Restated Credit Agreement,

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By	/s/ David Urban
Name: David Urban
Title: Associate Director

UBS LOAN FINANCE LLC, as Swing Line Lender,

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By	/s/ David Urban
Name: David Urban
Title: Associate Director

CREDIT SUISSE AG, individually and as Term Administrative Agent and New L/C Issuer under the Restated Credit Agreement,

By	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By	/s/ Michael O’Donofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

SCHEDULE A

to the Sixth Amendment and Restatement Agreement

Refinancing Revolving Credit Commitments

Refinancing Revolving Credit Lenders	Refinancing Revolving Credit Commitments
Credit Suisse AG, Cayman Islands Branch	$25,000,000
Deutsche Bank AG	$25,000,000
Morgan Stanley Senior Funding, Inc.	$25,000,000
NZC Guggenheim Fund LLC	$20,000,000
UBS AG, Stamford Branch	$25,000,000
TOTAL	$120,000,000

Refinancing Term Commitments

Refinancing Term Lenders	Refinancing Term Commitment
Credit Suisse AG, Cayman Islands Branch	$1,013,722,741.24
[On file with Term Administrative Agent]	$540,077,258.76
TOTAL	$1,553,800,000.00

SCHEDULE B

to the Sixth Amendment and Restatement Agreement

Pay-Out Amount

Tranche B Dollar Term Loans	$1,064,370,177.41	[1]
Tranche S Term Loans	$136,792,213.14
Revolving Credit Loans	$82,500,000.00
Synthetic L/C Loans	$13,207,786.85
Accrued Interest, fees and expenses	$16,281,656.30
Euro Term Loans	€214,948,533.93
Accrued Interest, fees and expenses	€2,622,851.94

[1]	Includes $540,077,258.76 of Tranche B Dollar Term Loans that shall be settled on a cashless basis on the Sixth Amendment and Restatement Effective Date by the allocation to the lenders thereof of Refinancing Term Loans in an aggregate principal amount equal to $540,077,258.76.

SCHEDULE 7A

to the Sixth Amendment and Restatement Agreement

Post-Closing Collateral Documents

Name of Document	Governing Law
First Amendment to Letter of Guarantee granted by Travelport Brasil Soluções em Viagens Ltda. in favor of UBS AG, Stamford Branch, as Agent.	Brazil

Second Amendment to Private Guarantee Agreement dated as of June 25, 2012, between Travelport Hellas Services of International Travel Information Single Member Eteria Periorismenis Efthinis and UBS AG, Stamford Branch, as Prime Creditor.

Greece

First Amendment and Restatement Agreement to the Share Pledge Agreement dated June 25, 2012, among Travelport (Luxembourg) S.À R.L., UBS AG, Stamford Branch, as Pledgee, and Travelport Italia S.R.L.	Italy

First Amendment and Restatement Agreement to the Guarantee Agreement dated June 25, 2012, between UBS AG, Stamford Branch, as Collateral Agent, and Travelport Italia S.R.L.

Amendment Agreement Relating to a First Ranking Security Interest Agreement dated 25 June 2012, between Travelport (Bermuda) Ltd. and UBS AG, Stamford Branch, as Secured Party. (Travelport Jersey 3)	Jersey

Amendment Agreement Relating to a First Ranking Security Interest Agreement dated 25 June 2012, between Travelport (Bermuda) Ltd. and UBS AG, Stamford Branch, as Secured Party. (Travelport Jersey 2)

Amendment Agreement Relating to a First Ranking Security Interest Agreement dated 25 June 2012, between Travelport (Cayman) Ltd. and UBS AG, Stamford Branch, as Secured Party. (Travelport Jersey 2)

Share Pledge Agreement, among Waltonville Limited, UBS AG, Stamford Branch, as Pledgee, and TDS Investor (Luxembourg) S.À R.L.	Luxembourg

Share Pledge Agreement, among Travelport (Bermuda) Ltd., UBS AG, Stamford Branch, as Pledgee, and Travelport (Luxembourg) S.À R.L.

Share Pledge Agreement, among Travelport, LP, Travelport (Luxembourg) S.À R.L., UBS AG, Stamford Branch, as Pledgee, and Travelport Investor (Luxembourg) S.E.C.S.

Share Pledge Agreement, among Travelport (Luxembourg) S.À R.L., UBS AG, Stamford Branch, as Pledgee, and Travelport Investor (Luxembourg) S.À R.L.

Deed Poll of Release executed by UBS AG, Stamford Branch, as Collateral Agent, in favour of Travelport (Luxembourg) S.à r.l., Travelport (Bermuda) Ltd., Travelport Jersey 3 Limited, and Travelport Limited.

United Kingdom

First Lien Share Charge Agreement between Travelport (Luxembourg) S.à r.l., Travelport (Bermuda) Ltd., Travelport Jersey 3 Limited, and Travelport Limited as Chargors and UBS AG, Stamford Branch, as Collateral Agent.